                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):          September 1, 2006
                                                  ------------------------------


                           COVER-ALL TECHNOLOGIES INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                      0-13124                 13-2698053
           --------                      --------                ----------
 (STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)         IDENTIFICATION NO.)


                    55 Lane Road, Fairfield, New Jersey 07004
  ---------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code       (973) 461-5200
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 1, 2006, Cover-All Technologies Inc. (the "Company") entered into a Tuition Reimbursement Agreement (the "Agreement") with Manish Shah, the Company's Chief Technology Officer ("Mr. Shah"). Pursuant to the Agreement, the Company will reimburse Mr. Shah for academic costs, up to a maximum of $75,000, in connection with Mr. Shah's enrollment in the Executive MBA program at Columbia Business School. If Mr. Shah voluntarily resigns for any reason within 30 months of the date of the Agreement (the "Expiration Date"), he would be required to reimburse the Company for a portion of the academic costs. Under the Agreement, Mr. Shah would be required to return all of these funds in the event of the termination of his employment prior to the Expiration Date if he is terminated for Cause (as defined in the Agreement). If Mr. Shah's resignation follows a Change of Control (as defined in the Agreement), Mr. Shah would only be required to reimburse the Company for 30 percent of the funds he would have otherwise been required to reimburse the Company for had no Change of Control occurred.

A copy of the Agreement is attached as Exhibit 10(p) hereto.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

        (c)            EXHIBITS.

        10(p) Tuition Reimbursement Agreement, dated September 1, 2006, between the Company and Manish Shah.


                          [signature on following page]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COVER-ALL TECHNOLOGIES INC.


Date:  September 1, 2006                By:          /s/ Ann Massey
                                            ------------------------------------
                                             Ann Massey, Chief Financial Officer

                                Index to Exhibits


Exhibit No.          Description
-----------          -----------

10(p) Tuition Reimbursement Agreement, dated September 1, 2006, between the Company and Manish Shah.